1 northerntrust.com | © 2017 Northern Trust Deutsche Bank Global Financial Services Conference NORTHERN TRUST CORPORATION Frederick H. Waddell Chairman & Chief Executive Officer InterContinental New York Barclay New York 31 May 2017

2 northerntrust.com | © 2017 Northern Trust FORWARD-LOOKING STATEMENTS This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could”. Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy, anticipated expense levels, spending related to technology and regulatory initiatives, risk management policies, contingent liabilities, strategic initiatives, industry trends, and expectations regarding the impact of recent legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements.

3 northerntrust.com | © 2017 Northern Trust $8.9 trillion $1.0 trillion $121 billion ASSETS UNDER CUSTODY/ ADMINISTRATION ASSETS UNDER MANAGEMENT BALANCE SHEET Client-Centric and Globally Integrated NORTHERN TRUST CORPORATION Service Expertise Integrity Relentless drive to provide exceptional service. Resolving complex challenges with multi-asset class capabilities. Acting with the highest ethics, utmost honesty and unfailing reliability. As of 3/31/2017

4 northerntrust.com | © 2017 Northern Trust FOCUSED ON ATTRACTIVE MARKETS The personal and institutional markets, where we focus, are large and growing. North America Private Financial Wealth $US Trillion $60 $76 2015 2020E CAGR: 7.8% 7.4% Sources: BCG Global Wealth 2016, Cerulli Associates Global Markets 2016, The City UK, eVestment, PWC, ETFGI and internal estimates Global Institutional Assets $US Trillion $38 $31 $31 $12 $7 $3 $169 $48 $39 $36 $27 $13 $6 2016 2020E Total $122 Retirement Funds Mutual/ Collective Funds Insurance Assets Sovereign Wealth Funds Alternatives ETFs CAGR: 8.5% 5.8% 1.3% Wealth Holdings > $100M Wealth Holdings $20-$100M Wealth Holdings $1-$20M Wealth Holdings < $1M

5 northerntrust.com | © 2017 Northern Trust BALANCED BETWEEN PERSONAL & INSTITUTIONAL CLIENTS Our business is balanced between our personal and institutional client segments, which have similarly attractive profitability over time. Note: Revenue contribution excludes “Treasury & Other” segment results. 42% 38% 41% 45% 47% 47% 46% 45% 44% 43% 58% 62% 59% 55% 53% 53% 54% 55% 56% 57% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Wealth Management Corporate & Institutional Services Revenue as a % of Total Corporation 10-Year Average Pre-tax Margin 29% 29%

6 northerntrust.com | © 2017 Northern Trust WEALTH MANAGEMENT A full array of goals driven holistic wealth management solutions for individuals, families and private businesses. Client Banking Investment Management Trust & Estate Services Wealth Planning Client Goals

7 northerntrust.com | © 2017 Northern Trust CORPORATE & INSTITUTIONAL SERVICES Delivering asset servicing and asset management solutions to institutional clients globally. SECTOR EMPHASIS SOLUTION SET CUSTOMIZED OFFERING Not-for-Profit Pensions Financial Institutions Sovereign Entities Insurance Fiduciary Managers Alternative Managers Investment Managers Asset Management Asset Servicing Capital Market Data Fund Liquidity Regulatory Retirement REGIONAL EXPERTISE INDUSTRY-LEADING TECHNOLOGY

8 northerntrust.com | © 2017 Northern Trust ASSET MANAGEMENT A leading global investment manager with a client-centric culture rooted in a fiduciary heritage. Institutional 74% Equity $517B Fixed Income $462B Other $22B Wealth & Retail 26% Asset Class Client Type World’s 13th largest asset manager $1.0 trillion TOTAL ASSETS UNDER MANAGEMENT As of March 31, 2017. The above rankings are not indicative of future performance. Rankings are based on total worldwide assets under management of $875 bill ion as of December 31, 2015 by Pensions & Investments magazine’s 2016 Special Report on the Largest Money Managers. $6.7 $8.4 $7.6 $11.8 $13.4 15 17 22 25 25 2013 2014 2015 2016 1Q 2017 Assets Under Management ($B) No. of Funds

9 northerntrust.com | © 2017 Northern Trust LEADING CAPABILITIES Continually modernizing our technology and tools to competitively differentiate the client experience while also improving the partner experience. INNOVATION Exploring emerging technologies and market changes to solve business challenges. ENTERPRISE ENABLEMENT EASE and SPEED PRODUCTIVITY POSSIBILITIES OPTIMIZATION Leveraging our resources – from our partners, our organizational structure and locations, to technology capabilities. Maximizing value both now and in the future Best Wealth Management Mobile Technology — Brand New Media, 2016 Best Global Deployment- American Financial Technology Award — Waters Magazine, 2016 Best Infrastructure Initiative-American Financial Technology Award — Waters Magazine, 2016 Industry awards:

10 northerntrust.com | © 2017 Northern Trust PROFITABILITY AND RETURNS Return on Equity Pre-tax Margin Noninterest Expense as a % of Trust & Investment Fees As of March 31, 2017 8.6% 9.3% 9.5% 10.0% 11.5% 11.9% 11.6% 23.4% 30.4% 131% 111% 2011 2012 2013 2014 2015 2016 1Q 2017

11 northerntrust.com | © 2017 Northern Trust +8% +12% +9% LONG-TERM SUCCESS THROUGH A FOCUSED STRATEGY  Relationship-focused strategy  Leader in attractive markets  History of organic growth  Proven record of investing for long- term growth and profitability ACHIEVE GREATER

12 northerntrust.com | © 2017 Northern Trust